GIBRALTAR INVESTOR DAY CREATING MEANINGFUL VALUE IN HIGH GROWTH MARKETS November 17, 2021

SAFE HARBOR STATEMENTS 2 Forward-Looking Statements Certain information set forth in this presentation, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” "aspires," “expects,” “estimates,” “seeks,” “projects,” “intends,” “plans,” “opportunities,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, plans, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the impacts of COVID-19 on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flows, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, other cost reduction actions and the other risks described in the section entitled “Risk Factors” in our most recent annual report on Form 10-K, which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The forward-looking statements included in this presentation are made as of the date hereof, and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation. Growth Plan and Projections This presentation contains information regarding our growth plans, projections and estimates of future financial information. These plans, projections and estimates are forward-looking statements and should not be considered guarantees of future performance, representations by any person that any results contained therein will be achieved or necessarily indicative of future results. The assumptions and estimates underlying our plans, projections and estimates are inherently uncertain and are subject to a number of risk factors, uncertainties, and assumptions described above under “Forward-Looking Statements” that could cause our actual results to differ materially from our plans, projections and estimates contained herein. Unless otherwise noted, the plans, projections and estimates discussed in this presentation do not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof.

SAFE HARBOR STATEMENTS 3 Adjusted Financial Measures To supplement Gibraltar’s financial information presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this presentation, including adjusted operating margin, adjusted earnings per share (Adjusted EPS) and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). Adjusted financial data excludes special charges consisting of restructuring costs primarily associated with 80/20 simplification initiatives, senior leadership transition costs, acquisition-related costs, a reclassification of hedging income, and other reclassifications. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Management believes that excluding these items provides insight into the underlying results of operations and facilitates comparisons between other companies. Adjusted EBITDA is also a useful measure of the Company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance. The Company believes that the presentation of results excluding special charges provides meaningful supplemental data to investors, as well as management, that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the adjusted financial measures reconciliation excluding special charges provided in the adjusted financial measures reconciliation in the appendix of this presentation. Non-GAAP measures referenced in this presentation also include estimates of future adjusted operating margin, Adjusted EPS and Adjusted EBITDA.. Such forward-looking non-GAAP measures may differ significantly from the corresponding GAAP measures, and the Company is not providing quantitative reconciliations of expected adjusted operating margin, Adjusted EPS and Adjusted EBITDA for future periods to the most directly comparable measures prepared in accordance with GAAP because the Company is unable to provide specific quantifications of the amounts necessary to reconcile these measures without unreasonable effort as certain information necessary to calculate such measures on a GAAP basis is unavailable, highly variable and unpredictable or dependent on the timing of future events outside of the Company’s control. Any adjusted measures in this presentation should not be viewed as a substitute for the Company’s GAAP results, and may be different than adjusted measures used by other companies. Market and Industry Data Certain information contained in this presentation concerning our industries and the markets in which we operate is based on publicly available information from industry, research organizations and other third-party sources, management estimates derived from publicly available information from industry, research organizations and other third- party sources, as well as data from our internal research. This information is based on assumptions made by us upon reviewing such data and our knowledge of such industries and markets, which we believe to be reasonable. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

THE LEADERSHIP TEAM 4 Tim Murphy Chief Financial Officer Pat Burns Chief Operating Officer Betsy Jensen Chief HR Officer Katie Bolanowski General Counsel Chris Lok Chief Digital & IT Officer Debbie Murphy Chief Marketing Officer Mark Dunson Group President Agtech Gene Laminack Vice President / GM Airvent & Postal Solutions Ed McKiernan President Renewables John Neil Vice President / GM Building Accessories Jeff Bedard General Manager Home Improvement Scott Jenkins Vice President / GM Infrastructure BUSINESS LEADERSHIP CORPORATE LEADERSHIP

GIBRALTAR 2020- 2025 GROWTH PLAN *Refer to appendix in this presentation for historical adjusted measures reconciliations. Accelerate execution and scale across 4 segments M & A incremental to plan OPPORTUNITY Strong foundation with leadership positions gaining momentum in good end markets POSITION Revenue growth 11% - 12% CAGR Adj. Operating Margin grows ~270 bps Adj. EPS improves 2X ~ $750M cash from operations PLAN $742 $1,033 $0 $500 $1,000 $1,500 $2,000 2015 2020 2025P 7.4% 11.3% ~14% 10.2% 14.0% ~16% Adj. OP Margin%* Adj. EBITDA%* ~ $1,800 Revenue $ M 5

SIGNIFICANT PROGRESS IN TRANSFORMING THE BUSINESS

PORTFOLIO OPTIMIZATION


2014
Industrial & Infrastructure Products
Residential Products


2020
AgTech
Renewables
Infrastructure
Residential

Invested ~$500m Of Capital To Build Agtech And Renewables

3 PILLAR FOUNDATION

1 Portfolio Management	2 Business System	3 Organization
Higher Growth Markets	80/20 Excellence	Design Talent, Structure
Profitable Markets	Business Models	Best environment for success
Market Leadership	Digitization	Health & Safety
Grow Renewables & Agtech	NPD & Innovation	Education
	Do it the right way!	

Corporate Social Responsibility

GIBRALTAR 6

RESULTS OF 2015 – 2020 TRANSFORMATION 7*Refer to appendix in the earnings news release for historical adjusted measures reconciliations. REVENUE PROFITABILITY 0% 3% 6% 9% 12% 15% 7.4% 10.2% 11.3% 14.0% +390 bps Adj. OM* +380 bps Adj. EBITDA* $0 $200 $400 $600 $800 $1,000 $1,200 2015 2020 Residential Agtech Infrastructure Renewables $742 $1,033 +6.8% CAGR Growth Rate Residential Agtech Infrastructure Renewables Adj. OM%* Adj. EBITDA%* 2015 2020 2015 2020 $M

BUILDING THE BUSINESS SYSTEM ENGINE AND SCALE TO SUPPORT OUR FUTURE 8 5 companies Renewables Agtech 9 companies Renewables & Conservation 2019 2020 2021 Built new leadership team 2 acquisitions + integrated 3 companies Business system – 80/20 & Lean Launched new brand Strong growth environment Built new leadership team 3 acquisitions + integrated 5 companies Business system – 80/20 & Lean Launched new brand 4 companies

BUILDING THE BUSINESS SYSTEM ENGINE AND SCALE TO SUPPORT OUR FUTURE 9 5 companies 2 companies Building Accessories Mail Solutions 9 companies Residential 2019 2020 2021 2 companies Home Improvement Added new leadership Integrated Management Team Business system - 80/20 & Lean Added new leadership 1 acquisition + integrated 2 companies IT ERP System initiative Integrated 2 companies Business system – 80/20

STRONG POSITIONING IN MARKETS 10 Renewables Residential Agtech Infrastructure Industry Leadership Technology / Brand Project Mgmt & Operations “The Sauce” Portfolio - breadth & depth Field operations - 700+ projects/yr Scale - speed - agility for customers National presence in major regions Portfolio - breadth for regional needs Digitization for customer experience Growing domain knowledge Operating systems integration Project management / execution Strong regional operations Rubber / Sealant application Industry leading quality Opportunity & Focus Strength & Momentum

SCALE AND EXECUTE 2025

Performance

Revenue 11% - 12% CAGR

Adj. Op Margin ~ 270 bps

Adj. EPS grows 2X+

~ $750M cash from operations

Transformation

Foundation is strong - 3 pillars

Positioned to scale

Sustainable solid growth markets

M&A incremental to plan

Execution

80/20 acceleration + Q-T-C

Digitization investment - $10M+

New products in key segments

Corporate Social Responsibility

The Team

Strong operating teams in place

Add competency and experience

Create best environment

Do things the right way, every day

GIBRALTAR 11

12*Refer to appendix in this presentation for historical adjusted measures reconciliations. Accelerating improvement in Renewables & Agtech Residential recovery via price cost alignment 80/20 execution & digitization drive operating performance Terrasmart + good solar market growth Solid Agtech & Residential momentum Participation gains - new products & customer digitization REVENUE PLAN MARGIN PLAN $0.0 $0.5 $1.0 $1.5 $2.0 2020 2025P Infrastructure Agtech Renewables Residential ~$1.8 ~$1.0 5% - 6% 24% - 25% 8% - 9% 5% - 6% 2020 – 2025P CAGR 11% - 12% Growth Rate 0% 3% 6% 9% 12% 15% 18% 11.3% ~14.0% 14.0% ~16.0% Adj. OM%* Adj. EBITDA%* 2025 GIBRALTAR BUSINESS PLAN $ B 2020 2025P 2020 2025P ~ 270 bps Adj. OM%* ~ 200 bps Adj. EBITDA%*

M&A INCREMENTAL TO THE PLAN 13 Renewables Agtech Residential ~ $2B Available To Deploy Produce Cannabis VC VC VC Focus 1. Channel expansion 2. Grower operating efficiency 3. Performance O&M - Recurring $ Ground Mount Racking Canopy Focus 1. Build AI / software footprint 2. Performance O&M / Recurring $ 3. Expand canopy leadership O&M O&M AI Data Building Accessories HIG new Focus 1. Geographic expansion in U.S. 2. HIG direct-to-consumer (DTC) 3. Recurring $ Postal HIG core Venture Capital

*Refer to appendix in the earnings news release for adjusted measures reconciliations. 14

SUMMARY 1515 OPPORTUNITY POSITION PLAN EXECUTION Accelerate execution and scale across 4 segments M & A incremental to plan Strong foundation with leadership positions gaining momentum in attractive end markets Revenue 11% - 12% CAGR Adj. Operating margin grows ~ 270 bps Adj. EPS improves 2X ~ $750M cash from operations Business system Organization development Do it the right way, every day!

GIBRALTAR’S RENEWABLE ENERGY BUSINESS As a provider of leading solar technology and smart solutions, we help our partners deliver a more powerful future for renewable energy

HISTORICAL PERFORMANCE AND FUTURE GROWTH Addressable solar market growing at double-digit rate, reaches $8B by 2025 OPPORTUNITY Gibraltar uniquely positioned as broadest and deepest player in addressable markets POSITION Our plan grows sales to ~ $700M and adjusted operating profit margin to ~ 15% PLAN $144 $238 $0 $100 $200 $300 2015 2020 △ / CAGR $ M $144 $238 11% 6.6% 12.6% 600 bps *Refer to appendix in this presentation for historical adjusted measures reconciliations. 2 Revenue Adj. OM*

DEVELOPMENT OF A SOLAR PROJECT


Design & Feasibility
FINANCING
PERMITTING
FEASIBILITY & ENGINEERING SERVICES
DESIGN SOFTWARE
Procurement & Construction
POWER DISTRIBUTION
DC EBOS
INVERTER
AC EBOS
SOLAR PV PANELS
Tracker
Motorized racking system that tracks the Sun
Fixed Tilt
Ground mounted racking system at fixed inclination
Canopy
Racking installed typically for car parking
Roof
Typically installed on residential establishments
PANEL RACKING
Operation & Maintenance
DRONES / ROBOTICS
FIELD SERVICES
ASSET MANAGEMENT SOFTWARE
REPOWERING

GIBRALTAR 3

FAST GROWING ADDRESSABLE MARKET 4 2020 Gibraltar addressable market $4.8B Segment 2020 2025 CAGR % ’20 – ’25 Design Software $0.1 $0.2 8% to 12% Racking & Field Installation $2.9 $4.1 6% to 9% Electrical Balance of System (eBOS) $0.7 $1.0 6% to 9% Operations & Maintenance $1.1 $2.7 15% to 20% $4.8B $8.0B 2025 Gibraltar addressable market $8.0B 2025 total U.S. solar market $22B 2020 total U.S. solar market $14B Sources: U.S. Solar Market Insight Report Q1 – Q4 2019, SEIA in association with Wood-Mackenzie; NREL U.S. Solar Photovoltaic Cost Benchmark Q1 2018; Solar Photovoltaic Module Shipments 2014-18, EIA; expert interviews

GIBRALTAR'S COMPREHENSIVE SOLAR GROWTH ENGINE

Design	Infrastructure			Field Operations	O & M Services
Design (SIFT) Optimization	Electrical Systems	Electrical Balance of Systems (eBOS)		Project Management	Tracker Management
				Geo Assessment	
Development Services	Racking Systems	1. Fixed Tilt 2. Tracker	Canopy & Roof Systems	Foundations & Racking	Remote Management
API Services	Foundation Technology	1. Driven-Pile 2. Screw		PV Modules	Asset Management

RBI SOLAR | SOLAR BOS | Sunfig | TERRASMART. | terrasmart™

2009
U.S. market founding member

2015
Gibraltar acquisition. Ground mount and canopy solar racking for fixed-tilt

2018
Electrical balance of systems for fixed-tilt and tracker racking

2020
Project optimization software (SIFT), APIs and SaaS

2020
Screw foundations for fixed-tilt and tracker, incl. field operations

GIBRALTAR 5

6

PARTNERSHIP POWERS PROGRESS 7 Customers served (2020) 200

TERRASMART STRATEGIC IMPERATIVES *Refer to appendix in this presentation for historical adjusted measures reconciliations. Revenue & Adjusted Operating Margin* Grow 4X on penetration, portfolio expansion TRACKER Grow 2X in core utility space, innovate into C&I eBOS Grow 1.5X in C&I surface/garage, new product (IP) CANOPY Revenue Growth $0 $100 $200 $300 $400 $500 $600 $700 2020 2025P ~ $700 $238 $ M 2020 2025P  / CAGR $238 ~ $700 ~ 24% 12.6% ~ 15% ~ 240 bps Fixed Tilt Tracker Canopy eBOS Other 2025P Sales Mix Digitize business processes and automate manual installation to enable 1.8X project volume FIELD OPERATIONS Funnel management, product line simplification, scalable estimating-to-cash process, talent and succession BUSINESS SYSTEM Scale & Execution Revenue Adj. OM* 2020 Sales Mix 8

TERRASMART TRACKER – THE BASICS

Mechanical Adjustability for Difficult Terrain

AXIS HOUSING	A-FRAME	INSTALL
N/S pitch, E/W fine and rotational adjustability	Up to 20% grade; E/W adjustability	Survey Screw and rack install Modules

Sensors, Controls and Cloud

CONTROL PLATFORM ATTRIBUTES

- Real time notifications
- Mesh networking and redundancy
- Predictive M/L and A/I
- Diffused light tracking & uneven terrain backtracking
- Cloud weather integration





GIBRALTAR 9

TERRASMART TRACKER GROWTH: 4X

Growth Plan

- Drive penetration gains in fast growing C&I and Utility markets
- Accelerate customer order momentum and increase customer project size
- Expand portfolio to 1P tracker designed for both driven-pile and screw foundations
- Implement control system enhancements
- Extend O&M platform

NOW: DUAL MODULE TRACKER 2P



- Complex/odd terrain
- High snow loads

NEXT: SINGLE MODULE TRACKER 1P



- Longer rows
- Flat terrain

Revenue


4X
Sales Growth
2020
2025

GIBRALTAR 10

TERRASMART FIELD OPERATIONS PLAN

Project Management	Geo Assessment
Foundations & Racking	PV Modules

Field Operations

2020 FIELD RESULTS

- 700 projects supported
- 500 projects installed for ~175 customers
- 800 MWs installed

SCALING FOR THE FUTURE

- Digitize processes across profit pool
- Automate and streamline on-site installation tasks
- Scale and flexibility through optimized field hiring and partnerships
- Add eBOS product installation for C&I customers



GIBRALTAR 11

TERRASMART EBOS – THE BASICS 12 Central inverter AC trunkDC trunk Wire Solutions Combiner Boxes Example Project Name: Robins AFB Location: Macon, GA Size: 128MW eBOS 755 Combiner Boxes 11.7K Harnesses 1.85M Feet of Wire … … … The grid Combiner box

EBOS: GROW 2X IN CORE UTILITY SPACE, INNOVATE INTO C&I 13 Growth Plan • Launch eBOS solution for C&I segment • Field-fabricated solution from electrical contractors serves 90%+ of C&I installations - $100M opportunity • Develop pre-fab wire + box solution to reduce install time and improve developers/EPCs ROI • Leverage racking quote-to-cash and field operations to scale and support 1,000 projects/year • Develop and launch DC:DC wire and box solutions for fast-growing energy storage 2X Sales Growth 2020 2025 Revenue

SUMMARY 14 OPPORTUNITY Market growing double-digits to $8B across construction phases from beginning to end POSITION End-to-end breadth and portfolio depth uniquely positioned to maximize ROI for any project PLAN Our plan grows sales to ~ $700M and adjusted operating profit margin to ~ 15% EXECUTION Field automation, scalable processes, business system 14

GIBRALTAR’S AGTECH BUSINESS Trusted Agtech experts partnering to grow a prosperous and sustainable world

HISTORICAL PERFORMANCE AND FUTURE GROWTH *Refer to appendix in this presentation for historical adjusted measures reconciliations. Agricultural transformation to high-tech controlled environment growing – $1.6B serviced market growing at 9%+ CAGR OPPORTUNITY N. American leader with broad portfolio and deep experience in controlled environment technology solutions and processing POSITION Drive growth and margin expansion, scale strong position, and deepen capabilities PLAN $45 $209 $0 $100 $200 $300 2015 2020 △ / CAGR $ M $45 $209 36% 18.9% 6.8% <1210>bps 2 Revenue Adj. OM*

3

WHAT IS CEA? 4 Controlled Environmental Agriculture (CEA) An advanced and intensive form of (hydroponically-based) agriculture Plants grow within a controlled environment to optimize horticultural practices CEA techniques demand sound knowledge of chemistry, horticulture, engineering, plant physiology, plant pathology, computers and entomology

AGTECH MARKET AND DRIVERS 5 New build growth thru 2025 9% CAGR Acres of potential development in the United States 17-20K Total annual CEA serviceable North American market $1.6B Acres hi-tech growing in North America - 25% total ~5,200 Fresh and plant-based foods are driving demand for year-round, locally- grown, pesticide free produce CONSUMER SHIFT ~70% of vine crops in 2018 were imported – susceptible to border, transportation, and sustainability challenges SUSTAINABILITY Legalization and the need for alternative and natural therapies is driving demand for cannabis & hemp derived products at >20% CAGR LEGALIZATION OF CANNABIS The UN reported that the world will need at least 50% more food by 2050, while 70% of fresh water is currently dedicated to agriculture THE FUTURE Market data from published information from Wageningen University & Research, United Nations Department of Public Information, USDA, Statistics Canada, and management estimates

PRODUCE PRODUCT INNOVATION IS ENABLED BY CEA ConsumersRetailersGrowers Seed Breeders 6

7 “GROW FACTORY” INNOVATION DRIVES CEA ROI Water use reduction vs. field grown Up to 90% Less water and fertilizer use from water treatment 25% Electricity reduction from LED lights and less heat load 44% Yield increase / year from lighting, extend grow by 52 weeks 30-40% Yield Has Improved ~75% Over Past 20 Years = 10X Versus Field Sources: Minnesota Department of Commerce, International Journal of Environmental Research and Public Health, Wageningen University & Research, and management estimates

$4.6B VALUE CHAIN FOR CEA AND PROCESSING SOLUTIONS


Design
Build
Install / Integrate
Operate
Design & Consultations
Site Development
Greenhouse Structure
Processing Building & Prep
Growing Equipment
Controls & Zoning Systems
Extraction Equipment
Refinement Technology
Operations & Maintenance
Production Analytics

Segment TAM ($M)	Design	Build	Install / Integrate	Operate
	~$500	~$850	~$2,150	~$1,100

Market data from published information from Wageningen University & Research, United Nations Department of Public Information, USDA, Statistics Canada, and management estimates

GIBRALTAR 8

GIBRALTAR'S ESTABLISHED AGTECH GROWTH ENGINE

Design	Build		Install / Integrate	Operate
Concept / Design	12 Structure "Families" & Service Buildings Serving Each Unique Segment Need		Project Management	Maintenance Services
Structural / MEP Engineering	Category SMEs Tech Selection Specification	<u>3rd Party Partners</u> Roof system / venting Heating / cooling / dehumidification CO2 Dosing Advanced controls Screen systems Irrigation / fertigation Growing systems Lighting Internal transport Packing / processing	Construction Management	Greenhouse Refurbishment
Business Planning			Technology Integration	SOP Development
Consulting / Permitting			Startup Services	Grow Consultation

RBI ROUGH BROTHERS, INC. | NEXUS GREENHOUSE SYSTEMS CANNABIS & HEMP HYBRID GREENHOUSES | apeks supercritical by GIBRALTAR | DELTA SEPARATIONS by GIBRALTAR | ThermoEnergy | PROSPIANT

1932
Rough Brothers, Inc. founded

2015
Gibraltar acquisition
Broad greenhouse portfolio and multi-segment coverage

2016
Complementary portfolio with cannabis experience and Western US footprint

2019
CO2 extraction technologies – soil to oil cannabis strategy

2020
Ethanol extraction and refining technologies

Product and capability for large scale turnkey CEA solutions

GIBRALTAR 9

PROSPIANT IS A LEADER ACROSS ALL CEA MARKET SEGMENTS 10 Produce Cannabis Commercial Institutional Research Retail Car Wash

5,000+ customers 1,400+ CO2 and Ethanol extraction systems sold 730+ remote and onsite commissions GROWING 500+ cannabis designs and projects submitted for permitting 200+ total cannabis projects completed 200+ installer network 40+ OSHA 10/30 certified full-time project managers on staff 16 electrical, mechanical, system engineers 11 full time in house, field service techs licensed in 50 states and Canada (engineering and general contracting) 30+ engineers (architectural, structural, environmental and mechanical systems) PROSPIANT HAS DECADES OF EXPERIENCE AND STRONG TRACK RECORD PROCESSING *Amounts since inception for projects and customers, employees as of 9/30/2021 3,000+ projects throughout our history university & research facilities500+ 10,000+ total customers 2,500+ acres built 1,000+ large produce 11

WE SERVE THE LEADING PLAYERS IN AGTECH British Farms Hayward Residences Higher Education Cane Island Conservatory Eaton Conservatory Zoos & Public Gardens Others Research Flowers & Retail Education & Research Cannabis Vegetables & Fruits 12

SOLIDIFYING THE ENGINE FOR GROWTH AND SCALABILITY 13 Business Structure Business System 5 Companies 8 Business Units 6+ Brands 2019 2021 People Agtech as separate platform and rebrand to Prospiant Consolidated processing manufacturing into single facility Restructured to right-size Unified operations to serve across the platform Integrated into single ERP system Unified commercial process under common CRM Driving 80/20 and Lean culture around new structure Strengthening supply chain and processes Built leadership team of seasoned executives Aligned organization around key opportunities / segments Unified functions to leverage across platform Strengthened key functional and domain knowledge 2020

PROSPIANT GROWTH PLAN Revenue & Adjusted Operating Margin* Drive ~ $110M of growth and ~ 800 bps of margin expansion ACCELERATE VALUE CREATION Scale leading solutions position to expand position in value chain EXPAND SHARE OF WALLET Develop and diversify our high-performance team of thought leaders and domain experts STRENGTHEN AS SOLUTIONS PARTNER Strategic Imperatives $200 $225 $250 $275 $300 $325 $350 2020 2025P ~ $320 $209 Produce Cannabis Commercial 2020 Sales Mix 2025P Sales Mix *Refer to appendix in this presentation for historical adjusted measures reconciliations. Mature supply chain, product line simplification, scalable estimating-to-cash process, digital customer engagement SOLIDIFY BUSINESS SYSTEMS $ M $209 ~ $320 ~ 9% 6.8% ~ 15% ~ 800 bps 2025P ∆ / CAGR2020 Revenue Adj. OM* 14

DRIVE ~ $110M OF GROWTH AND ~ 800 BPS OF MARGIN EXPANSION 15*Refer to appendix in this presentation for historical adjusted measures reconciliations. Supply Chain 2025P Integration 80/20 Volume 2020 Adj. Operating Margin* 6.8% ~ 800 bps improvement Cannabis 2025P Commercial Produce 2020 Revenue $209M ~ $110M Growth ~ $320M ~ 15%

GAIN SHARE OF WALLET BY SCALING LEADING POSITION 16 Solutions Approach Drives ~ 4X Revenue Lift Per Project Modularize offering to speed engagement and execution Accelerate US footprint: people – equipment – partners Digitize design to fabrication to project execution Innovate / build technology portfolio and expertise Optimize supply chain and logistics

SUMMARY

OPPORTUNITY

Strong growth to $2.6B+ with robust investment activity

POSITION

Leading N. America player with broadest portfolio of products and solutions and bankability

PLAN

Initiatives grow sales to ~ $320M and expand margins ~ 800 bps

EXECUTION

Scalable / lean processes, business systems, local construction footprint

GIBRALTAR

17

GIBRALTAR’S RESIDENTIAL BUSINESS Our people, solutions, and technology advance quality of life by protecting what matters and providing peace of mind

RESIDENTIAL BUSINESS SUMMARY *Refer to appendix in this presentation for historical adjusted measures reconciliations. $476 $523 $400 $500 $600 2015 2020 △ / CAGR $ M $476 $523 2% 10.8% 18.2% 740bps Addressable markets with significant and growing installed base OPPORTUNITY Gibraltar is a leader in established markets; growing in emerging markets POSITION Our plan grows sales at a ~ 6% CAGR and profits by ~ 180 bps PLAN 2 Revenue Adj. OM*

3

RESIDENTIAL BUILDING PRODUCT – BUILDING PRODUCTS

Market Description

ESSENTIAL PRODUCTS ON AND AROUND YOUR ROOF

PRODUCTS

- Roof Trims
- Studs
- Ventilation
- Metal Roofing
- Drywall Trim

MARKET VOLUMES: 140-160 MILLION SQUARES SOLD PER YEAR

Market Dynamics

DEMAND DRIVERS


New Construction
16%
Weather
28%
56%
Age Related

- Replacement Cycles
- Weather
- New Construction

CONTRACTOR DRIVEN

- Fragmented Markets
- Regional Product Preferences

Channels

PRIMARY CHANNELS

- Big Box Retail
- Wholesale Distribution

CONTRACTORS PULL THROUGH VOLUME

- Education
- Sales Programs

GIBRALTAR 4

RESIDENTIAL BUILDING PRODUCTS – MAIL & PACKAGE

Mail



USPS MAIL DELIVERY

141 million USPS delivery points

Growth in new delivery points

USPS moving to more centralized delivery points

USPS REQUIREMENTS

Licensing

Quality program

Performance criteria

Package Delivery



PACKAGE SOLUTIONS

E-Commerce growth

$6B packages stolen per year

Package Concierge offers a broad range of specialty and custom lockers

Channels

MULTIPLE CHANNELS

Big Box retail

Dealers

Direct to end user

END-USER SUPPORT

Call center

Operations support

Architectural education and specification

Ongoing partnering with USPS

GIBRALTAR 5

RESIDENTIAL BUILDING PRODUCTS – HOME IMPROVEMENT

Market Description



HOME IMPROVEMENT

Gutter protection and outdoor living products for residential and commercial applications

DIFM (Do-it-for-me) driven market

Growing > 10% and accelerating

Market Dynamics



COMPELLING DEMOGRAPHICS AGING POPULATION

55+

FRAGMENTED OUTDOOR LIVING MARKETPLACE

Channels



DEALER NETWORK

EARLY-STAGE DTC INITIATIVE

GIBRALTAR 6

GIBRALTAR’S RESIDENTIAL BUSINESS PLAN Revenue & Adjusted Operating Margin* Execution – 80/20 Productivity, Automation, Supply Chain Initiatives, Systems platform EFFICIENCY Systems and market knowledge to improve end-user access to our products and make our channel partners more efficient CHANNEL EFFICIENCY New market segments and expand geographic reach MARKET EXPANSION Strategic Imperatives New product development to focus on end user problem solving, increasing participation in high profit pool segments NEW PRODUCT $400 $500 $600 $700 2020 2025P ~ $700 $523 $523 ~ $700 ~ 6% 18.2% ~ 20% ~ 180bps 2025P ∆ / CAGR2020 Roofing and Access Mail and Package Home Improvement2020 Sales Mix 2025P Sales Mix *Refer to appendix in this presentation for historical adjusted measures reconciliations. 7 $ M Revenue Adj. OM*

IMPROVE CHANNEL EFFICIENCY 8 System Investment to Build a Solid Digital Foundation Increased focus on the Pro Regional offering BIG BOX RETAIL FOCUS Logistics support Distribution options (DC, Store DTC) Regional specific data provides assortment guidance SYSTEMS AND PROCESSES

EXPAND INTO ATTRACTIVE MARKET SEGMENTS 9 Costco delivers expanded customer awareness In 170 Costco warehouses today growing to over 200 in 2022 COSTCO EXPANSION Libraries: $300 million addressable public library market IT Asset Management: $120 million addressable market ELECTRONIC LOCKER SOLUTIONS IN MICRO-MARKETS Market estimates derived from management estimates.

NEW PRODUCT DEVELOPMENT 10 Improved attic ventilation solution Structural attachment of clay and concrete tiles Specialty roof venting solutions FOCUS ON CONTRACTOR PERFORMANCE AND HOMEOWNER QUALITY

SUMMARY 1111 Addressable markets with significant and growing installed base OPPORTUNITY Gibraltar is a leader in established markets and growing in emerging markets POSITION Our plan grows sales at a ~ 6% CAGR and profits by ~ 180 bps PLAN

CORPORATE SOCIAL RESPONSIBILITY November 17, 2021 CREATING MEANINGFUL VALUE IN HIGH GROWTH MARKETS

Key Tenets 1. Promote and improve sustainability 2. Do what is right, in the right way, every day 3. Invest in the growth and development of our people, systems, and processes 4. Support communities where our people live, and our businesses operate 5. Be a good corporate citizen, and be environmentally responsible OUR COMMITMENT Create the best environment for our people to have success Our People Drive Solutions for Energy Production, Growing Food, Home Efficiency The World Invest in the communities where our people live & work Our Communities 2

OUR COMMITMENT STARTS WITH PORTFOLIO TRANSFORMATION 40%+ of portfolio focused on renewable energy and optimizing the growing of food 19 GW installed across 4,600 solar fields & 250 GW optimized through engineering 2,500+ acres built with 1,000+ for large indoor controlled environment agriculture 500+ facilities designed and built for major universities and research institutions Invested ~$500M of capital in the AgTech and Renewable markets since 2014 Residential Products Industrial & Infrastructure Products 2014 Infrastructure Residential RenewablesAgTech 2020 3

OUR BOARD—DIVERSE SET OF DOMAIN KNOWLEDGE AND SKILLS Diversity Summary Director Age Director Since Mark G. Barberio 58 2018 William T. Bosway 56 2019 Craig A. Hindman 66 2014 Gwendolyn G. Mizell 59 2021 William P. Montague 74 1993 Linda K. Myers 57 2020 James B. Nish 62 2015 Atlee Valentine Pope 65 2020 Manish H. Shah 56 2021 2014 Diversity 13% 13% Female 13% Ethnic n Diverse (2 out of 8 directors) n Female (1 out of 8 directors) n Racially or ethnically diverse (1 out of 8 directors) 2021 Diversity 44% 33% Female n Diverse (4 out of 9 directors) n Female (3 out of 9 directors) n Racially or ethnically diverse (2 out of 9 directors) Broad Domain Knowledge & Skills Senior Leadership Corporate Social Responsibility Governance Marketing Portfolio Management Operations Digital Legal Finance Board Experience 4

THE BOARD WILL EVOLVE FURTHER IN 2022 2022 n Diverse (4 out of 8 directors) n Female (3 out of 8 directors) n Racially or ethnically diverse (2 out of 8 directors) 2021 Diversity 44% 33% Female 22% Ethnic n Diverse (4 out of 9 directors) n Female (3 out of 9 directors) n Racially or ethnically diverse (2 out of 9 directors) Diversity 50% 38% Female 25% Ethnic 5

STRONG ALIGNMENT OF OUR BOARD AND MANAGEMENT TEAM Expanded Role • Provide oversight and strategic guidance over human capital management • Monitor progress toward diversity & inclusion objectives Expanded Role • Provide oversight and strategic guidance over environmental, social governance matters • Address policies and initiatives related to human rights, stakeholder relationships, product safety, energy management, climate change and sustainability Responsibility • Set Gibraltar’s commitment • Prioritize resources and drive operating systems and business processes • Engage / update the Board and Committees • Communication to all stakeholders Board of Directors Compensation & Human Capital Committee Nominating, Governance & Corporate Social Responsibility Committee • Director of HR • Chief Marketing Officer • Manager of Accounting CSR Management Chief Executive Officer (CEO) • VP & Treasurer (Chair) • Chief HR Officer • Business Leaders 6

OUR PEOPLE – FIRST, UNDERSTAND WHO WE ARE 2020 Gibraltar Diversity Statistics* Business Gibraltar Business White 60.2% Black / African American 15.7% Hispanic / Latino 13.1% Not Specified 5.3% Asian 4.8%American Indian / Alaska Native 0.6% 2 or more races 0.3% 0% 20% 40% 60% 80% 100% 0% 20% 40% 60% 80% 100% Combined Business Census Gibraltar Location Local Community Census Facility White Non-White Example *Data as of December 3, 2020 and includes discontinued operations 7

TOP 40 LEADERS ARE DRIVING DIVERSITY & INCLUSION TEAMS 1 Workplace Inclusion Culture - “hope fulfilled; ambition realized” 2 Organization Development Talent acquisition and management processes 3 Shareholders Adapting external perspectives into our investor approach 4 Customers Understanding our customers' point of view 5 Suppliers Diversity policy, processes and toolkit 6 Process And Metrics Establish a framework and metrics system that measures inclusivity 7 Communication An executable, visible, and consistent process 8 Education Continue curriculum development and evolution Drive inclusion for best environment It’s how we run the business 8

Priority Assessment Corporate Social Responsibility (CSR) Report Employee engagement & education Drive measurable returns for stakeholders 9 Next Steps

GIBRALTAR BUSINESS SYSTEMS November 17, 2021 CREATING MEANINGFUL VALUE IN HIGH GROWTH MARKETS

Total Shareholder Returns (TSR) vs Enterprise Value (EV) Growth (2014-2020) -30 -20 -10 0 10 20 30 40 50 0 1 2 3 4 5 6 A v e ra g e a n n u a l T S R , % SPX FLOW FRANKLIN ELECTRIC COLFAX GIBRALTAR (2005–13) FUEL CELL ENERGY HONEYWELL TSR: Dividend Adjusted Returns sourced from CapIQ for the period on Jan 1, 2014 to Dec 31, 2020 and divided by 6 to arrive at annualized returns EV growth multiple: EV growth multiple computed by taking ratio of EV as of Dec 31, 2020 to that of Jan 01, 2014. Source: Bloomberg EV growth multiple Group Mean EV Growth Multiple Group Mean TSR/Yr: 12% 1.4 GENERAL ELECTRIC NORTHROP GRUMMAN LENNOX INTERNATIONAL DANAHER ROPERIDEX ITW NORDSON CARLISLE DOVER AMETEK 3M MIDDLEBY GIBRALTAR (2014–20) GIBRALTAR HAS CREATED SIGNIFICANT VALUE WITH OUR TRANSFORMATION 2

GIBRALTAR BUSINESS SYSTEM FOUNDATION GROWTH PROFITABILITY TEAM Scope + Develop + Execute Reliability + Transactional + Operations Process + Leadership + Development FUNDAMENTAL PRINCIPLES Profit share over market share Accountability at individual level (1/n) Integrity Best practices in place of structure Learn by doing (70/20/10) Operate and manage at business unit Respect at all levels Org design: only value- add roles & processes Continuous improvement Social Responsibility Strategic Rubric Strategic Guide Best Practices Competency development Profit vs. market share Skate to the puck What we will not do Growth Profitability Team Principles Market attractiveness Ability to extract value What good looks like 3

RENEWABLES PLATFORM BUILT TO ACCELERATE AND SCALE

U.S. SOLAR MARKET – ATTRACTIVENESS INDEX



Gibraltar Position
Ability to Extract Value
HIGH
MEDIUM
LOW
Market Attractiveness
MEDIUM
HIGH
Tracker
eBOS
Fixed Tilt
Carport
AMS
Design Software
Mechanical Installation
Sensors
Rooftop
Power Management Software/VPP
O&M Field Services
Electrical Installation
Energy Storage
Inverter
Panel
Civil Works

GIBRALTAR 4

BUILDING THE BUSINESS SYSTEM ENGINE AND SCALE TO SUPPORT OUR FUTURE 5 companies 2 companies Building Accessories Mail Solutions 9 companies Residential 2019 2020 2021 2 companies Home Improvement Added new leadership Integrated management team Business system - 80/20 & Lean Added new leadership 1 acquisition + integrated 2 companies ERP system initiative Integrated 2 companies Business system – 80/20 5

TRANSFORMING ONE OF OUR RESIDENTIAL BUSINESSES 80/20 CLS / PLS Lean Enterprise 80/20 Dynamic Kanban 80/20 In-Lining SIOP VSM / 8 Waste Reduction BEST PRACTICES 19% Revenue Growth 128% Adj. Op Income +590 bps Adj. Op Margin $4M Freight Savings 33% Reduction In Handling $3M Savings PLM / PLS $10M in Participation OTD up 11 pts to 97% KEY INITIATIVES BUSINESS RESULTS EXAMPLE 2020 6

SUMMARY 77 Disciplined process - where to play Best practices drive results + value Enabler to fix, build and scale Develop exceptional talent GROWTH PROFITABILITY TEAM Scope + Develop + Execute Reliability + Transactional + Operations Process + Leadership + Development FUNDAMENTAL PRINCIPLES Profit share over market share Accountability at individual level (1/n) Integrity Best practices in place of structure Learn by doing (70/20/10) Operate and manage at business unit Respect at all levels Org design: only value- add roles & processes Continuous improvement Social Responsibility

FINANCIAL MODEL REVIEW November 17, 2021 CREATING MEANINGFUL VALUE IN HIGH GROWTH MARKETS

2020-2025 FINANCIAL PLAN *Refer to appendix in this presentation for historical adjusted measures reconciliations. $742 $1,033 $0 $300 $600 $900 $1,200 2015* 2020 △ / CAGR Historical Results 2 Accelerate execution and scale across 4 segments M&A incremental to plan Revenue CAGR 11% - 12% Adj. Operating Margin grows ~ 270 bps Adj. EBITDA Margin grows ~ 200 bps Adj. EPS improves 2X ~ $750M cash from operations PLAN 2020 - 2025 OPPORTUNITY $0.84 $2.73Adj. EPS* 3x+ $742 $1,033Revenue 7% $ M 7.4% 11.3%Adj. OP Margin%* 390 bps 10.2% 14.0%Adj. EBITDA%* 380 bps

RENEWABLES RESIDENTIAL AGTECH INFRASTRUCTURE Revenue 24% - 25% 5% - 6% 8% - 9% 5% - 6% Adj. Operating Margin ~ 240 bps ~ 180 bps ~ 820 bps ~ 300 bps Adj. EBITDA Margin ~ 240 bps ~ 160 bps ~ 880 bps ~ 230 bps PLAN ASSUMPTIONS 2020 - 2025 3

Renewables Agtech Panel supply challenges through 2022 Input costs remain high but stable in 2022 Industry growth will re-accelerate in 2023 ITC benefits (net) similar to current state CEA “produce” expansion accelerates in US License delays back on track for cannabis Scalable processes / systems drive margin Supply improvements minimize disruptions Residential Infrastructure New construction and R&R is steady New products drive participation DTC business & recurring revenue grows Digitizing front end drives differentiation New bill will accelerate demand in 2023 Leverage recent capacity investments Sealants/rubber market recovers Solid growth in high-speed rail segment REVENUE ASSUMPTIONS 2020 – 2025 4

Renewables Agtech Process standardization / simplification Manufacturing insourcing Field simplification / automation eBOS scaling Process standardization / simplification Field simplification Integration Manufacturing insourcing Residential Infrastructure In-lining Automation Digital customer engagement / experience New product development Manufacturing simplification Daily execution New product development Supply chain MARGIN ASSUMPTIONS 2020 – 2025 5

CAPITAL MANAGEMENT: INVESTING IN THE FUTURE 6 2015 - 2020 2020 - 2025 Plan ~$750M Cash From Operations M&A 10X EBITDA multiple 3X leverage or less Borrowing capacity + cash ~ $2B capacity Capex <2% Rev, 20% IRR 80/20 - Lean Health & Safety IT digitization Maintenance ~$600M Cash From Operations M&A $510M – 6 acquisitions TerraSmart & Sunfig Thermo Energy Processing (2) Architectural Mailboxes Capex $74M 80/20 initiatives Health & Safety IT digitization Maintenance

7*Refer to appendix in this presentation for historical adjusted measures reconciliations. Accelerating improvement in Renewables & Agtech Residential recovery via price cost alignment 80/20 execution & digitization drive operating performance Terrasmart + good solar market growth Solid Agtech & Residential momentum Participation gains - new products & customer digitization REVENUE PLAN MARGIN PLAN $0.0 $0.5 $1.0 $1.5 $2.0 2020 2025P Infrastructure Agtech Renewables Residential ~$1.8 ~$1.0 5% - 6% 24% - 25% 8% - 9% 5% - 6% 2020 – 2025P CAGR 11% - 12% Growth Rate 0% 3% 6% 9% 12% 15% 18% 11.3% ~14.0% 14.0% ~16.0% Adj. OM%* Adj. EBITDA%* 2025 GIBRALTAR BUSINESS PLAN $ B 2020 2025P 2020 2025P ~ 270 bps Adj. OM%* ~ 200 bps Adj. EBITDA%*

SUMMARY 88 Revenue CAGR 11% - 12% Adj. Operating Margin grows ~ 270 bps Adj. EBITDA Margin grows ~ 200 bps Adj. EPS improves ~ 2X ~ $750M cash from operations

FINANCIAL MODEL APPENDIX November 17, 2021

2015 – ADJUSTED FINANCIAL MEASURES RECONCILIATION

	TWELVE MONTHS ENDED DECEMBER 31, 2015								
	As Previously Reported in GAAP Statements	Discontinued Operations Restatment	As Reported in GAAP Statements	Acquisition-Related Items	Gain on Facility Sale / Restructuring Charges	Intangible Asset Impairment	Reclass of Hedging Activity	Adjusted Financial Measures	Adjusted Operating Margin
Net Sales									
Renewables	$ 143,694		$ 143,694	$ -	$ -	$ -	$ -	$ 143,694	
Residential	475,653		475,653	-	-	-	-	475,653	
Agtech	44,838		44,838	-	-	-	-	44,838	
Infrastructure	378,224	(300,730)	77,494	-	-	-	-	77,494	
Less: Inter-Segment Sales	(1,536)	1,536	-	-	-	-	-	-	
	376,688	(299,194)	77,494	-	-	-	-	77,494	
Consolidated Sales	1,040,873	(299,194)	741,679	-	-	-	-	741,679	
Income from operations									
Renewables	5,495		5,495	4,035	-	-	-	9,530	6.6%
Residential	46,804		46,804	-	952	440	3,256	51,452	10.8%
Agtech	7,164		7,164	1,327	-	-	-	8,491	18.9%
Infrastructure	15,581	(7,372)	8,209	-	346	250	-	8,805	11.4%
Segments Income	75,044	(7,372)	67,672	5,362	1,298	690	3,256	78,278	10.6%
Unallocated corporate expense	(26,959)		(26,959)	732	2,523	-	-	(23,704)	-3.2%
Consolidated income from operations	48,085	(7,372)	40,713	6,094	3,821	690	3,256	54,574	7.4%
Interest expense	15,003		15,003	-	-	-	-	15,003	
Other income	(4,018)		(4,018)	-	-	-	3,256	(762)	
Income before income taxes	37,100	(7,372)	29,728	6,094	3,821	690	-	40,333	
Provision for income taxes	13,624	(3,760)	9,864	2,302	1,452	262	-	13,880	
Income from continuing operations	$ 23,476	$ (3,612)	$ 19,864	$ 3,792	$ 2,369	$ 428	$ -	$ 26,453	
Income from continuing operations per share - diluted	$ 0.74	$ (0.11)	$ 0.63	$ 0.12	$ 0.08	$ 0.01	$ -	$ 0.84	

GIBRALTAR 10

2020 – ADJUSTED FINANCIAL MEASURES RECONCILIATION 11 As Reported in GAAP Statements Restructuring Charges Senior Leadership Transition Costs Acquisition Related Items Gain on Sale of Business Adjusted Financial Measures Adjusted Operating Margin Net Sales Renewables 238,107$ -$ -$ -$ -$ 238,107$ Residential 522,814 - - - - 522,814 Agtech 209,460 - - - - 209,460 Infrastructure 62,197 - - - - 62,197 Consolidated Sales 1,032,578 - - - - 1,032,578 Income from operations Renewables 30,105 15 - - - 30,120 12.6% Residential 94,430 740 - - - 95,170 18.2% Agtech 10,633 932 2,779 14,344 6.8% Infrastructure 7,233 226 - - - 7,459 12.0% Segments Income 142,401 1,913 - 2,779 - 147,093 14.2% Unallocated corporate expense (35,211) 375 2,526 1,991 - (30,319) -2.9% Consolidated income from operations 107,190 2,288 2,526 4,770 - 116,774 11.3% Interest expense 703 - - - - 703 Other (income) expense (1,272) - - - 1,881 609 Income before income taxes 107,759 2,288 2,526 4,770 (1,881) 115,462 Provision for income taxes 24,468 547 - 1,164 (469) 25,710 Income from continuing operations 83,291$ 1,741$ 2,526$ 3,606$ (1,412)$ 89,752$ Income from continuing operations per share - diluted 2.53$ 0.05$ 0.08$ 0.11$ (0.04)$ 2.73$ T W E LV E M ONT HS E NDE D DE CE M BE R 31, 2020

ADJUSTED EBITDA RECONCILIATIONS 12 Renewables Residential Agtech Infrastructure Consolidated Consolidated Industrial Disposition Continuing Operations Net Sales 238,107 522,814 209,460 62,197 1,032,578 1,040,873 299,194 741,679 Adjusted: Income From Continuing Operations 89,752 34,393 7,940 26,453 Provision for Income Taxes 25,710 19,692 5,812 13,880 Interest Expense 703 15,003 - 15,003 Other (Income) / Expense 609 (762) - (762) Adjusted Operating Profit 30,120 95,170 14,344 7,459 116,774 68,326 13,752 54,574 Adjusted Other (Income) / Expense - - - - 609 (762) - (762) Depreciation & Amortization 3,376 8,120 5,163 3,060 20,915 30,548 9,039 21,509 Less: Acquisition-Related Amortization - - (905) - (905) (5,132) - (5,132) Adjusted Depreciation & Amortization 3,376 8,120 4,258 3,060 20,010 25,416 9,039 16,377 Stock Compensation Expense 86 767 483 50 8,173 3,891 - 3,891 Adjusted EBITDA 33,582 104,057 19,085 10,569 144,348 98,395 75,604 Adjusted EBITDA Margin 14.1% 19.9% 9.1% 17.0% 14.0% 9.5% 10.2% Adjusted EBITDA Reconciliation 2020 Adjusted EBITDA Reconciliation 2015